KING WORLD PRODUCTIONS, INC.

                  1996 AMENDED AND RESTATED STOCK OPTION
                    AND RESTRICTED STOCK PURCHASE PLAN

         SECTION 1. PURPOSE. The purpose of the King World Productions, Inc. 1996 Amended and Restated Stock Option and Restricted Stock Purchase Plan (the "Plan") is to promote the interests of King World Productions, Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof, and its stockholders, by providing an opportunity to selected employees, officers and directors of the Company or any Subsidiary thereof as of the date of the adoption of this Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the common stock of the Company and/or by the granting of rights to purchase the common stock of the Company on a "restricted stock" basis. Under the Plan, the Board of Directors (or the Committee) shall have the authority (in its sole discre-tion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code, "nonqualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "re-stricted stock" awards. The Plan amends and restates the Company's 1989 Amended and Restated Stock Option and Restricted Stock Purchase Plan (the "1989 Stock Plan"), adopted by the Company on May 4, 1989, as amended and restated by the Company on January 24, 1994 and January 19, 1996. The 1989 Stock Plan amended and restated, and incorporated into one document, the Incentive Stock Option Plan and the Non-Qualified Stock Option Plan, both adopted by the Company on October 24, 1984 (collectively, the "1985 Stock Plans").

         SECTION 2. DEFINITIONS. For purposes of this Plan, the follow-ing terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

         "AWARD" shall mean an award of the right to purchase Common Stock granted under the provisions of Section 7 of the Plan.

         "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

         "COMMON STOCK" shall mean the Common Stock, $.01 par value, of the Company.

         "EMPLOYEE" shall mean (i) with respect to an ISO, any person including an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed on a full-time basis by the Company or any Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option and/or an Award, any person employed by, or performing services for, the Company or any Subsidiary of the Company, including, without limitation, directors and officers.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "ISO" shall mean an Option granted under the Plan which consti-tutes and shall be treated as an "incentive stock option" as defined in
Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" shall mean any director who is a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act.

         "NON-QUALIFIED OPTION" shall mean an Option granted to a Partici-pant pursuant to the Plan which is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 and which shall not constitute or be treated as an ISO.

         "OPTION" shall mean any ISO or Non-Qualified Option granted to a Participant pursuant to this Plan.

         "PARTICIPANT" shall mean any Employee (including a Non-Employee Director) to whom an Award and/or an Option is granted under this Plan.

         "PARENT OF THE COMPANY" shall have the meaning set forth in
Section 424(e) of the Code.

         "SUBSIDIARY OF THE COMPANY" shall have the meaning set forth in
Section 424(f) of the Code.

         SECTION 3. ELIGIBILITY. Awards and/or Options may be granted to any Employee. The Board of Directors (or the Committee) shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Board of Directors (or the Committee) for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

         SECTION 4.  COMMON STOCK SUBJECT TO THE PLAN.

         4.1 The total number of shares of Common Stock for which Options and/or Awards may be granted under this Plan shall not exceed in the aggregate eight million three hundred thousand (8,300,000) shares of Common Stock, including shares of Common Stock reserved under the 1989 Stock Plan and the 1985 Stock Plans.

         4.2 The shares of Common Stock that may be subject to Options and/or Awards granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Option or Award expires, is terminated or is forfeited for any reason, the shares allocable to the unexercised portion of such Option or Award may again be subject to an Option and/or Award granted under this Plan, except that the shares allocable to the forfeited portion of any such Award shall not again be subject to an Option and/or Award granted under this Plan if the Participant received any of the benefits of ownership of the Common Stock underlying the unexercised or forfeited portion of such Award.

         4.3.  SPECIAL ISO LIMITATIONS.

         (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all Incentive Stock Option Plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

         (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

         4.4. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall they be construed to apply, to any Non-Qualified Option or Award granted under the Plan.

         4.5. Notwithstanding any other provision of this Plan, no person shall be granted Options and/or Awards for more than 1,500,000 shares of Common Stock in any period of five fiscal years.

         SECTION 5.  ADMINISTRATION OF THE PLAN.

         5.1 The Plan shall be administered by (i) the Board of Direc-tors or (ii) by a committee of two or more directors (the "Committee"), each of whom is a Non-Employee Director, established by the Board of Directors. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

         5.2. (a) OPTIONS. The Board of Directors (or the Committee) shall have the sole authority and discretion under this Plan (i) to select the Participants who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be issued under each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part;
(v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circum-stances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circum-stances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (x) to accelerate the time when outstanding Options may be exercised, PROVIDED, HOWEVER, that any ISOs shall be "accelerated" within the meaning of Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provi-sions of this Plan.

         (b) AWARDS. The Board of Directors (or the Committee) shall have the sole authority and discretion under this Plan (i) to select the Participants who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than or less than 100% of the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the time or times and the conditions subject to which any shares of Common Stock subject to an Award may be repurchased by the Company (as well as the terms and conditions of any such repurchase); (ix) to determine the circumstances and conditions subject to which a proposed sale of shares of Common Stock subject to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (x) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to purchase the Common Stock subject to an Award); (xi) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse or otherwise remove any and all such restrictions; and
(xii) to establish any other terms, restrictions and/or conditions applica-ble to any Award not inconsistent with the provisions of this Plan.

         5.3. The Board of Directors (or the Committee) shall be autho-rized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

         5.4. The interpretation and construction by the Board of Direc-tors (or the Committee) of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

         5.5. Directors (or members of the Committee, if established) may vote on any matter affecting the administration of the Plan or the granting of Options or Awards under the Plan.

         5.6. All expenses and liabilities incurred by the Board of Directors (or the Committee) in the administration of the Plan shall be borne by the Company. The Board of Directors (or the Committee) may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

         SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

         6.1. ISOS. The terms and conditions of each ISO granted under the Plan shall be specified by the Board of Directors (or the Committee) and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Board of Directors (or the Committee) shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

         The terms and conditions of each ISO shall include the following:

         (a) The option price shall be fixed by the Board of Directors (or the Committee) but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of this Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of the 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors (or the Committee).

         (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an ISO shall be exercisable only by the Optionee.

         (c) The Board of Directors (or the Committee) shall fix the term of all ISOs granted pursuant to the Plan (including the date on which such ISO shall expire and terminate), PROVIDED, HOWEVER, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such condi-tions and at such times or intervals or in such installments as shall be determined by the Board of Directors (or the Committee) in its sole discretion.

         (d) In the event that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Partici-pant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satis-factory to the Company regarding payment to the Company of, the aggre-gate amount of any such taxes. A Participant may use issued and outstanding Common Stock for the payment of taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

         (e) In the sole discretion of the Board of Directors (or the Committee), the terms and conditions of any ISO may (but need not) include any of the following provisions:

               (i) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

               (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Optionee could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

               (iii) In the event a Participant shall die while in the full-time employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than such "disability" or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

         6.2.  NON-QUALIFIED OPTIONS.  Except as otherwise provided in
Section 8, the terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Board of Directors (or the Commit-tee), in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Board of Directors (or the Committee) shall approve. The terms and conditions of each Option will be such that each Option issued hereunder shall not constitute or be treated as an "incentive stock option", as defined in
Section 422 of the Code, and will be a "non-qualified stock option" for Federal income tax purposes. The terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.

         The terms and conditions of each Non-Qualified Option Agreement shall include the following:

         (a) The option (exercise) price shall be fixed by the Board of Directors (or the Committee) and may be equal to more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

         (b) The Board of Directors (or the Committee) shall fix the term of all Non-Qualified Options granted pursuant to the Plan (in-cluding the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Board of Directors (or the Committee) in its sole discretion.

         (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

         (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggre-gate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Feder-al, state or local taxes, or if no such payments are due or to become due to such Participant then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be deter-mined by the Board of Directors in its sole discretion.

         SECTION 7.  TERMS AND CONDITIONS OF AWARDS.

         The terms and conditions of each Award granted under the Plan shall be specified by the Board of Directors (or the Committee), in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Board of Directors (or the Committee) shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereun-der.

         The terms and conditions of each Award shall include the follow-ing:

         (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Board of Directors (or the Committee) and may be equal to more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted.

         (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Board of Directors (or the Committee), in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

         (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to the restrictions imposed on such Stock and such other matters as the Board of Directors may determine.

         (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, or in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld, or, if such payments are insuffi-cient to satisfy such Federal, state or local taxes, or if no such payments are due or become due to such Participant, then such Partici-pant will be required to pay to the Company, or make other arrange-ments satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

         SECTION 8.  NON-EMPLOYEE DIRECTOR STOCK OPTIONS.

         (a) On the third business day following approval of this Plan by the stockholders of the Company at the 1997 Annual Meeting of Stockhold-ers, each Non-Employee Director then serving as such (including but not limited to Non-Employee Directors elected or re-elected at such meeting) shall automatically, and without further action by the Board of Directors or the Committee, be granted (i) a Non-Qualified Option to purchase 5,000 shares of Common Stock, and (ii) a Non-Qualified Option to purchase a number of shares of the Common Stock equal to the product of (x) 5,000 and
(y) a fraction, the numerator of which is the number of years remaining in such Non-Employee Director's then-current term as a director (counting as the first year the year commencing immediately after the 1997 Annual Meeting of Stockholders), and the denominator of which is three;

         (b) On the third business day following his or her first appointment or election as a director of the Company, each person who becomes a Non-Employee Director shall automatically, and without further action by the Board of Directors or the Committee, be granted (i) a Non-Qualified Option to purchase 5,000 shares of Common Stock and (ii) a Non-Qualified Option to purchase a number of shares of the Common Stock equal to the product of (x) 5,000 and (y) a fraction, the numerator of which is the number of years or partial years remaining in the term to which such Non-Employee Director was appointed or elected, and the denominator of which is three;

         (c) On the third business day following the 1998 annual meeting of the stockholders of the Company and each Annual Meeting of Stockholders thereafter at which a Non-Employee Director is re-elected as a member of the Board of Directors, such Non-Employee Director shall automatically, and without further action by the Board of Directors or the Committee, be granted a Non-Qualified Option to purchase 5,000 shares of Common Stock;

         (d)   Notwithstanding the provisions of Subsections 6.2 (a) and
(b) hereof, the terms and conditions of each Non-Qualified Option granted pursuant to this Section 8 shall be as follows:

               (i) Each such Non-Qualified Option shall have an option price equal to 100% of the fair market value of the shares of Common Stock subject to such Non-Qualified Option on the date such Non-Qualified Option is granted.

             (ii) Subject to the provisions of Subsection (d) below, the term of each such Non-Qualified Option shall be ten years from the date on which such Non-Qualified Option is granted.

            (iii) Each Non-Employee Director will become entitled to exercise (x) each Non-Qualified Option granted pursuant to clause
    (a)(i) or (b)(i) hereof commencing six months after the date of grant,
    (y) each Non-Qualified Option granted pursuant to clause (c) hereof with respect to one-third (1/3) of the shares of Common Stock subject thereto on the first, second and third anniversaries of the grant thereof, and (z) each Option granted pursuant to clause (a)(ii) or
    (b)(ii) hereof shall become exercisable ratably over the remaining directorship term during which such Non-Qualified Option was granted, on the date of each Annual Meeting of Stockholders following such grant, but in any event not before the expiration of six months from the date of grant.

             (iv) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Non-Employee Director in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of any such Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Non-Employee Director the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Non-Employee Direc-tor, then such Non-Employee Director will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be deter-mined by the Board of Directors in its sole discretion.

         (e) In the determination of the Board of Directors, exercised in its sole discretion (the Non-Employee Directors abstaining from partici-pation in any such determination), the terms and conditions of any Non-Qualified Option granted to Non-Employee Directors shall include the following provisions:

               (i) In the event a Non-Employee Director shall cease to serve as a director of the Company or any Parent or Subsidiary of the Company for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Non-Employee Director at that time may only be exercised within one month after the date on which such Non-Employee Director ceased to serve as a director of the Company or any Parent or Subsidiary of the Company, and only to the extent that such Non-Employee Director could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to serve as such.

             (ii) In the event a Non-Employee Director shall cease to serve as a director of the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Non-Employee Director at that time may only be exercised within one year after the date on which the Non-Employee Director ceased to serve as such, and only to the extent that the Non-Employee Director could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be so employed.

            (iii) In the event a Non-Employee Director shall die while serving as a Non-Employee Director of the Company or any Parent or Subsidiary of the Company (or within a period of one month after ceasing to serve as such for any reason other than such "disability" or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Non-Employee Director at the time of his death may only be exercised within one year after the date of such Non-Employee Director's death, and only to the extent that such Non-Employee Director could have otherwise exercised such Non-Qualified Option at the time of his or her death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Non-Employee Director's estate or by any person or persons who shall have acquired such Non-Qualified Option directly from such Non-Employ-ee Director by bequest or inheritance.

             (iv) Such Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Non-Employee Director's lifetime such Non-Qualified Option shall be exercisable only by such Non-Employee Director.

         (f) All Non-Qualified Options granted to a Non-Executive Direc-tor shall be confirmed by an agreement between the Company and such grantee.

         (g) Notwithstanding the appointment of a Committee to adminis-ter the Plan, all administrative, interpretive and discretionary powers with respect to the Non-Qualified Options granted pursuant to this Section 8 shall be exercised by the Board of Directors (the Non-Employee Directors abstaining).

         SECTION 9. ADJUSTMENTS. In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or other corporate transaction, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), PROVIDED, HOWEVER, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs; (ii) the number of shares of Common Stock to be acquired pursuant to an Award; and (iii) the number of shares of Common Stock for which Options and/or Awards may be granted under this Plan, as set forth in Sections 4.1 and 4.5 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

         SECTION 10.  EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP.

         Neither this Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

         SECTION 11. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that, without the approval of the holders of a majority of the shares of Common Stock present or represented and entitled to vote thereon at a meeting of stockholders, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 9 hereof) the aggregate number of shares of Common Stock for which Options and/or Awards may be granted hereunder, (ii) to decrease the minimum exercise price specified by the Plan in respect of ISOs, or (iii) to change the class of Employees eligible to receive ISOs under the Plan. Notwithstanding the foregoing, if stockholder approval is required in order to comply with (a) Section 422 of the Code in respect of ISOs, or (b) rules promulgated under Section 16(b) of the Exchange Act, the Board of Directors may not amend the Plan without stockholder approval.

         SECTION 11. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate on May 3, 1999. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

         SECTION 12. EFFECTIVE DATE OF THE PLAN. This 1996 Amended and Restated Stock Option and Restricted Stock Plan, and any amendments thereof requiring stockholder approval, shall become effective as of the date on which the Plan is approved by affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of stockholders of the Company at which the approval of the Plan (or of any such amendment) is considered.

<PAGE #>                                                       Exhibit 10.2